                   First MetLife Investors Insurance Company

                               Power of Attorney

                              Eric T. Steigerwalt
          Chairman of the Board, President and Chief Executive Officer
                                 And a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2013.

/s/ Eric T. Steigerwalt
-----------------------------
Eric T. Steigerwalt

                   First MetLife Investors Insurance Company

                               Power of Attorney

                               Norse N. Blazzard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2013.

/s/ Norse N. Blazzard
-----------------------------
Norse N. Blazzard

                   First MetLife Investors Insurance Company

                               Power of Attorney

                               Robert L. Davidow
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240,Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2013.

/s/ Robert L. Davidow
-----------------------------
Robert L. Davidow

                   First MetLife Investors Insurance Company

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2013.


/s/ Elizabeth M. Forget
-----------------------------
Elizabeth M. Forget

                   First MetLife Investors Insurance Company

                               Power of Attorney

                              Richard A. Hemmings
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2013.

/s/ Richard A. Hemmings
-----------------------------
Richard A. Hemmings

                   First MetLife Investors Insurance Company

                               Power of Attorney

                                 Jay S. Kaduson
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2013.

/s/ Jay S. Kaduson
-----------------------------
Jay S. Kaduson

                   First MetLife Investors Insurance Company

                               Power of Attorney

                               Stephen M. Kessler
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Kessler, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2013.

/s/ Stephen M. Kessler
-----------------------------
Stephen M. Kessler

                   First MetLife Investors Insurance Company

                               Power of Attorney

                               Lisa S. Kuklinski
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2013.

/s/ Lisa S. Kuklinski
-----------------------------
Lisa S. Kuklinski

                   First MetLife Investors Insurance Company

                               Power of Attorney

                               Richard C. Pearson
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2013.

/s/ Richard C. Pearson
-----------------------------
Richard C. Pearson

                   First MetLife Investors Insurance Company

                               Power of Attorney

                                Thomas A. Price
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2013.

/s/ Thomas A. Price
-----------------------------
Thomas A. Price

                   First MetLife Investors Insurance Company

                               Power of Attorney

                               Mark E. Rosenthal
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Mark E. Rosenthal, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2013.

/s/ Mark E. Rosenthal
-----------------------------
Mark E. Rosenthal

                   First MetLife Investors Insurance Company

                               Power of Attorney

                                Thomas J. Skelly
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2013.

/s/ Thomas J. Skelly
-----------------------------
Thomas J. Skelly

                   First MetLife Investors Insurance Company

                               Power of Attorney

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2013.

/s/ Peter M. Carlson
-----------------------------
Peter M. Carlson

                   First MetLife Investors Insurance Company

                               Power of Attorney

                                James J. Reilly
                            Vice President- Finance

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, the Vice President-Finance of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  o   First MetLife Investors Variable Annuity Account One
      (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777, Class
      L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Pioneer PRISM File No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, Simple Solutions File No. 333-158579, Class VA-4 File No. 333-169687, Class S and Class S- L Share Option File No. 333-176679, Class VA- 4 File No. 333-176680, Class VA File No. 333-176691, Class L- 4 Year File No. 333-176692, Class C File No. 333-176693, Class O File No. 333-178515, Marquis Portfolios File No. 333-179240, Class L-4 (offered on and after April 29, 2013) File No. 333-186216 and Class C (offered on and after April 29, 2013) File No. 333-186217), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2013.

/s/ James J. Reilly
-----------------------------
James J. Reilly